UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 11, 2005

TEXAS REGIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX	78502-5910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2005, Texas Regional Bancshares, Inc. (the “Company”) received a letter of resignation from R.T. Pigott, Jr., the Company’s current Executive Vice President and Chief Financial Officer.  Mr. Pigott’s resignation will be effective on February 28, 2005.

Item 7.01	Regulation FD Disclosure.
A copy of the Company’s press release relating to the resignation of R.T. Pigott, Jr. is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
99.1	Press Release, dated January 11, 2005, announcing the resignation of R.T. Pigott, Jr. as Executive Vice President and Chief Financial Officer of Texas Regional Bancshares, Inc.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

January 11, 2005	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer